UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

Inhibitor Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13467	30-0793665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3014 West Palmira Ave., Suite 302 Tampa, FL	33629
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 864-2562

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below in Item 5.07 is incorporated by reference in this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2026, Inhibitor Therapeutics, Inc., a Delaware corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following three proposals:

Proposal 1 - Election of Directors

Francis E. O’Donnell, Samuel J. Sears, Niraj Vasisht, Michelle Yanez, Michael Jerman and Ronald E. Osman were each elected to serve on the Board of Directors (the “Board”) for a one-year term that expires at the 2027 Annual Meeting of Stockholders, or until their earlier death, resignation or removal and their successors are elected and qualified. The final results of the voting were as follows:

Director Nominee	Votes For	Withheld	Broker Non-Votes
Francis E. O’Donnell	96,676,056	2,783,870	12,986,028
Samuel J. Sears	96,676,056	2,783,870	12,986,028
Niraj Vasisht	96,676,056	2,783,870	12,986,028
Michelle Yanez	98,342,951	1,116,975	12,986,028
Ronald E. Osman	96,676,056	2,783,870	12,986,028
Michael Jerman	98,342,951	1,116,975	12,986,028

Proposal 2 - Auditor Ratification

The Company’s stockholders ratified the previous appointment by the Board of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,776,019	1,668,434	1,501	-

Proposal 3 – Incentive Plan

The Company’s stockholders approved the 2025 Share Incentive Plan. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,249,721	3,208,603	1,602	12,986,028

Proposal 4 - Say-on-Pay

The Company’s executive compensation, by non-binding advisory vote, was approved. The final results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
96,854,767	2,605,058	101	12,986,028

Proposal 5 - Frequency of Non-Binding Advisory Votes on Executive Compensation

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,443,829	10,501	76,086,572	919,024	12,986,028

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INHIBITOR THERAPEUTICS, INC.
Dated: September 18, 2026
	By:	/s/ Francis E. O’Donnell
Francis E. O’Donnell
Chief Executive Officer

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